SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 21, 2003


                       Citizens South Banking Corporation
             (Exact name of registrant as specified in its charter)


         Delaware                      0-23971                   54-2069979
(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
      of incorporation)                                      Identification No.)

245 West Main Avenue, Gastonia, North Carolina                    28052-4140
(Address of Principal Executive Offices)                          (Zip Code)




Registrant's telephone number, including area code:  (704) 868-5200



                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 7.      Financial Statements, Pro Forma Financial Information, and Exhibits

         The Index of Exhibits immediately precedes the attached exhibits.

Item 9.      Regulation FD Disclosure - Item 12 Information

         On April 21, 2003, the Company issued two press releases regarding 1) earnings for the quarter ended March 31, 2003 and 2) the declaration of dividends. The press releases are included as Exhibit 99 to this report.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       CITIZENS SOUTH BANKING CORPORATION


DATE:  April 25, 2003               By: /s/ Kim S. Price
                                       -----------------------------------------
                                        Kim S. Price
                                        President and Chief Executive Officer



                                    By: /s/ Gary F.Hoskins
                                       -----------------------------------------
                                        Gary F. Hoskins
                                        Chief Financial Officer

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                                  EXHIBIT INDEX

The following Exhibits are filed as part of this report:

Exhibit 99.1      Earnings Press Release of Citizens South Banking Corporation
Exhibit 99.1      Dividend Press Release of Citizens South Banking Corporation